Exhibit 99.2

Phillips 66 Partners LP Earnings Release Supplemental Data
Factors Affecting Comparability

The following tables present our financial results and operating data for each quarterly period of the current and prior fiscal years.  During the periods covered by this report, we acquired businesses from Phillips 66 that were considered transfers of businesses between entities under common control, which requires them to be accounted for as if the transfers had occurred at the beginning of the period of transfer, with financial statements for prior periods retrospectively adjusted to furnish comparative information. Accordingly, the consolidated financial and operating information included in the following tables has been retrospectively adjusted to include the historical financial and operating results of these acquired businesses prior to the effective date of acquisition. We refer to the results of these pre-acquisition periods as those of our “Predecessors” in the tables below.  Tables labeled “Phillips 66 Partners LP” exclude Predecessors, while tables labeled “Consolidated” include Predecessors.  The statements of income provided on pages 1 through 3 are designed to enable users to evaluate the financial effect of these business combinations in accordance with Accounting Standard Codification 805-10-50-1.

STATEMENT OF INCOME

PHILLIPS 66 PARTNERS LP

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Operating revenues—related parties	184	186	193	244	807	76	107	108	183	474
Operating revenues—third parties	10	11	11	8	40	2	2	2	8	14
Equity in earnings of affiliates	33	37	41	74	185	25	30	33	26	114
Other income	7	—	—	1	8	—	—	1	—	1
Total revenues and other income	234	234	245	327	1,040	103	139	144	217	603

Costs and Expenses
Operating and maintenance expenses	62	57	69	81	269	18	27	26	49	120
Depreciation	26	26	30	28	110	8	15	15	24	62
General and administrative expenses	16	16	16	17	65	8	8	9	15	40
Taxes other than income taxes	9	7	7	8	31	4	5	1	9	19
Interest and debt expense	24	24	23	29	100	10	11	10	21	52
Other expenses	—	—	1	—	1	—	—	—	—	—
Total costs and expenses	137	130	146	163	576	48	66	61	118	293
Income before income taxes	97	104	99	164	464	55	73	83	99	310
Income tax expense	—	1	—	2	3	—	1	—	1	2
Net income	97	103	99	162	461	55	72	83	98	308
Less: Net income attributable to noncontrolling interests	—	—	—	—	—	3	4	—	—	7
Net income attributable to the Partnership	97	103	99	162	461	52	68	83	98	301
Less: Preferred unitholders’ interest in net income attributable to the Partnership	—	—	—	9	9	—	—	—	—	—
Less: General partner’s interest in net income attributable to the Partnership	32	37	43	48	160	16	21	26	29	92
Limited partners’ interest in net income attributable to the Partnership	65	66	56	105	292	36	47	57	69	209

Adjusted EBITDA	163	166	171	254	754	80	105	123	163	471

Distributable Cash Flow	124	140	136	172	572	64	84	102	130	380

Exhibit 99.2

STATEMENT OF INCOME (continued)

PREDECESSORS

	Millions of Dollars
	2017					2016
	1st Qtr*	2nd Qtr*	3rd Qtr*	4th Qtr†	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr†	YTD
Revenues and Other Income
Operating revenues—related parties	26	30	29	2	87	95	75	73	10	253
Operating revenues—third parties	—	—	—	—	—	6	5	5	1	17
Equity in earnings of affiliates	—	11	25	2	38	—	—	—	—	—
Other income	2	2	—	—	4	—	—	—	—	—
Total revenues and other income	28	43	54	4	129	101	80	78	11	270

Costs and Expenses
Operating and maintenance expenses	12	22	17	1	52	32	31	28	5	96
Depreciation	2	2	2	—	6	15	8	10	1	34
General and administrative expenses	1	2	1	—	4	9	8	8	—	25
Taxes other than income taxes	—	1	—	1	2	6	5	3	—	14
Interest and debt expense	—	—	1	—	1	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—	—	1	1
Total costs and expenses	15	27	21	2	65	62	52	49	7	170
Income before income taxes	13	16	33	2	64	39	28	29	4	100
Income tax expense	—	—	1	—	1	—	—	—	—	—
Net income	13	16	32	2	63	39	28	29	4	100
Net income attributable to noncontrolling interests	—	—	—	—	—	3	4	—	—	7
Net income attributable to Predecessors	13	16	32	2	63	42	32	29	4	107

EBITDA attributable to Predecessors**	14	17	36	2	69	58	45	39	5	147
* Prior-period financial information has been retrospectively adjusted for acquisitions of businesses under common control.
** Includes rounding impacts.
† In accordance with contractual terms of the Bakken Pipeline/MSLP and Eagle acquisitions, Q4 EBITDA attributable to Predecessors did not affect Q4 2017 or Q4 2016 Distributable Cash Flow as the effective closing dates of both transactions were October 1, 2017 and 2016, respectively.

Exhibit 99.2

STATEMENT OF INCOME (continued)

CONSOLIDATED

	Millions of Dollars, Except as Indicated
	2017					2016
	1st Qtr*	2nd Qtr*	3rd Qtr*	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Operating revenues—related parties	210	216	222	246	894	171	182	181	193	727
Operating revenues—third parties	10	11	11	8	40	8	7	7	9	31
Equity in earnings of affiliates	33	48	66	76	223	25	30	33	26	114
Other income	9	2	—	1	12	—	—	1	—	1
Total revenues and other income	262	277	299	331	1,169	204	219	222	228	873

Costs and Expenses
Operating and maintenance expenses	74	79	86	82	321	50	58	54	54	216
Depreciation	28	28	32	28	116	23	23	25	25	96
General and administrative expenses	17	18	17	17	69	17	16	17	15	65
Taxes other than income taxes	9	8	7	9	33	10	10	4	9	33
Interest and debt expense	24	24	24	29	101	10	11	10	21	52
Other expenses	—	—	1	—	1	—	—	—	1	1
Total costs and expenses	152	157	167	165	641	110	118	110	125	463
Income before income taxes	110	120	132	166	528	94	101	112	103	410
Income tax expense	—	1	1	2	4	—	1	—	1	2
Net income	110	119	131	164	524	94	100	112	102	408
Less: Net income attributable to Predecessors	13	16	32	2	63	42	32	29	4	107
Net income attributable to the Partnership	97	103	99	162	461	52	68	83	98	301
Less: Preferred unitholders’ interest in net income attributable to the Partnership	—	—	—	9	9	—	—	—	—	—
Less: General partner’s interest in net income attributable to the Partnership	32	37	43	48	160	16	21	26	29	92
Limited partners’ interest in net income attributable to the Partnership	65	66	56	105	292	36	47	57	69	209

Net Income Attributable to the Partnership Per Limited Partner Unit—Basic and Diluted (dollars)
Common units—basic	0.60	0.61	0.51	0.86	2.60	0.44	0.51	0.57	0.65	2.20
Common units—diluted	0.60	0.61	0.51	0.83	2.59	0.44	0.51	0.57	0.65	2.20

Weighted-Average Limited Partner Units Outstanding—Basic and Diluted (thousands)
Common units—basic	107,400	109,189	110,506	120,953	112,045	82,629	90,959	100,555	106,633	95,240
Common units—diluted	107,400	109,189	110,506	134,021	115,339	82,629	90,959	100,555	106,633	95,240
* Prior-period financial information has been retrospectively adjusted for acquisitions of businesses under common control.

Exhibit 99.2

SELECTED OPERATING DATA

PHILLIPS 66 PARTNERS LP

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Pipeline, Terminal and Storage Volumes (MB/D)
Pipelines(1)
Pipeline throughput volumes
Wholly Owned Pipelines
Crude oil	940	938	1,015	989	971	281	287	257	899	432
Refined products and natural gas liquids	935	977	920	981	953	520	606	619	929	669
Total	1,875	1,915	1,935	1,970	1,924	801	893	876	1,828	1,101

Select Joint Venture Pipelines(2)
Natural gas liquids	354	372	387	452	392	306	346	346	333	333

Terminals
Terminal throughput and storage volumes(3)
Crude oil(4)	485	494	586	606	543	502	559	541	561	541
Refined products and natural gas liquids	898	840	828	905	868	427	450	442	847	542
Total	1,383	1,334	1,414	1,511	1,411	929	1,009	983	1,408	1,083
(1) Represents the sum of volumes transported through each separately tariffed pipeline segment.
(2) Total pipeline system throughput volumes for the Sand Hills and Southern Hills pipelines (100 percent basis) per day for each period presented.
(3) Terminal throughput and storage volumes include leased capacity converted to a MBD-equivalent based on capacity divided by days in the period.
(4) Crude oil terminals include Bayway and Ferndale rail rack volumes.

Revenue Per Barrel ($/BBL)
Average pipeline revenue*	0.63	0.61	0.63	0.63	0.62	0.46	0.48	0.46	0.59	0.50
Average terminal and storage revenue	0.41	0.42	0.41	0.41	0.42	0.40	0.38	0.39	0.40	0.39
* Excludes equity affiliates.

Exhibit 99.2

SELECTED OPERATING DATA (continued)

CONSOLIDATED

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Pipeline, Terminal and Storage Volumes (MB/D)
Pipelines(1)
Pipeline throughput volumes
Wholly Owned Pipelines
Crude oil	940	938	1,015	989	971	1,025	1,024	981	1,007	1,009
Refined products and natural gas liquids	935	977	920	981	953	801	852	855	961	867
Total	1,875	1,915	1,935	1,970	1,924	1,826	1,876	1,836	1,968	1,876

Select Joint Venture Pipelines(2)
Natural gas liquids	354	372	387	452	392	306	346	346	333	333

Terminals
Terminal throughput and storage volumes(3)
Crude oil(4)	485	494	586	606	543	502	559	541	563	541
Refined products and natural gas liquids	898	840	828	905	868	784	820	822	907	833
Total	1,383	1,334	1,414	1,511	1,411	1,286	1,379	1,363	1,470	1,374
(1) Represents the sum of volumes transported through each separately tariffed pipeline segment.
(2) Total pipeline system throughput volumes for the Sand Hills and Southern Hills pipelines (100 percent basis) per day for each period presented.
(3) Terminal throughput and storage volumes include leased capacity converted to a MBD-equivalent based on capacity divided by days in the period.
(4) Crude oil terminals include Bayway and Ferndale rail rack volumes.

Revenue Per Barrel ($/BBL)
Average pipeline revenue*	0.63	0.61	0.63	0.63	0.62	0.61	0.61	0.59	0.60	0.60
Average terminal and storage revenue	0.41	0.42	0.41	0.41	0.42	0.42	0.40	0.41	0.40	0.41
* Excludes equity affiliates.

Exhibit 99.2

CAPITAL EXPENDITURES AND INVESTMENTS

	Millions of Dollars
	2017					2016
	1st Qtr*	2nd Qtr*	3rd Qtr*	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Partnership Capital Expenditures and Investments
Expansion	42	65	87	106	300	32	58	109	240	439
Maintenance	11	10	10	21	52	1	4	3	14	22
Total Partnership	53	75	97	127	352	33	62	112	254	461
Predecessors	5	55	21	1	82	31	36	24	5	96
Total Consolidated	58	130	118	128	434	64	98	136	259	557
* Prior-period financial information has been retrospectively adjusted for acquisitions of businesses under common control.

CASH DISTRIBUTIONS

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Distribution Per Common Unit (Dollars)	0.586	0.615	0.646	0.678	2.525	0.481	0.505	0.531	0.558	2.075

Cash Distributions† ($ Millions)
Common units—public	26	28	34	36	124	12	19	22	24	77
Common units—Phillips 66	37	40	44	46	167	28	30	34	36	128
General partner—Phillips 66	32	36	43	47	158	16	21	26	28	91
Total	95	104	121	129	449	56	70	82	88	296

Coverage Ratio*	1.31	1.35	1.12	1.33	1.27	1.14	1.20	1.24	1.48	1.28
† Cash distributions declared attributable to the indicated periods.
* Calculated as distributable cash flow divided by total cash distributions. Used to indicate the Partnership's ability to pay cash distributions from current earnings.

Exhibit 99.2

NON-GAAP FINANCIAL MEASURES RECONCILIATION

CONSOLIDATED

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation to Net Income Attributable to the Partnership
Net income attributable to the Partnership	97	103	99	162	461	52	68	83	98	301
Plus:
Net income attributable to Predecessors	13	16	32	2	63	42	32	29	4	107
Net income	110	119	131	164	524	94	100	112	102	408
Plus:
Depreciation	28	28	32	28	116	23	23	25	25	96
Net interest expense	23	23	24	29	99	10	11	10	21	52
Income tax expense	—	1	1	2	4	—	1	—	1	2
EBITDA	161	171	188	223	743	127	135	147	149	558
Proportional share of equity affiliates’ net interest, taxes and depreciation	12	12	13	29	66	10	10	13	12	45
Expenses indemnified or prefunded by Phillips 66	3	—	4	1	8	—	4	—	2	6
Transaction costs associated with acquisitions	1	—	2	1	4	1	1	2	—	4
EBITDA attributable to Predecessors	(14)	(17)	(36)	—	(67)	(58)	(45)	(39)	—	(142)
Adjusted EBITDA	163	166	171	254	754	80	105	123	163	471
Plus:
Deferred revenue impacts*†	4	4	1	(3)	6	1	2	4	4	11
Less:
Equity affiliate distributions less than proportional EBITDA	8	(4)	3	22	29	6	8	12	2	28
Maintenance capital expenditures†	11	10	10	19	50	1	4	3	14	22
Net interest expense	24	24	23	29	100	10	11	10	21	52
Preferred unit distributions	—	—	—	9	9	—	—	—	—	—
Distributable cash flow	124	140	136	172	572	64	84	102	130	380
Q1 2017 through Q3 2017 financial information has been retrospectively adjusted for acquisitions of businesses under common control. Adjusted EBITDA for all prior periods has been retrospectively adjusted to present our proportional share of equity affiliates’ EBITDA, rather than cash distributions received.

* Difference between cash receipts and revenue recognition.
† Excludes MSLP capital reimbursements and turnaround impacts.

Exhibit 99.2

NON-GAAP FINANCIAL MEASURES RECONCILIATION (continued)

CONSOLIDATED

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation to Net Cash Provided by Operating Activities
Net cash provided by operating activities	155	136	195	238	724	111	132	128	121	492
Plus:
Net interest expense	23	23	24	29	99	10	11	10	21	52
Income tax expense	—	1	1	2	4	—	1	—	1	2
Changes in working capital	(19)	8	(19)	—	(30)	13	(5)	8	12	28
Adjustment to equity earnings for cash distributions received	4	5	(9)	1	1	(1)	2	3	(5)	(1)
Other	(2)	(2)	(4)	(47)	(55)	(6)	(6)	(2)	(1)	(15)
EBITDA	161	171	188	223	743	127	135	147	149	558
Proportional share of equity affiliates’ net interest, taxes and depreciation	12	12	13	29	66	10	10	13	12	45
Expenses indemnified or prefunded by Phillips 66	3	—	4	1	8	—	4	—	2	6
Transaction costs associated with acquisitions	1	—	2	1	4	1	1	2	—	4
EBITDA attributable to Predecessors	(14)	(17)	(36)	—	(67)	(58)	(45)	(39)	—	(142)
Adjusted EBITDA	163	166	171	254	754	80	105	123	163	471
Plus:
Deferred revenue impacts*†	4	4	1	(3)	6	1	2	4	4	11
Less:
Equity affiliate distributions less than proportional EBITDA	8	(4)	3	22	29	6	8	12	2	28
Maintenance capital expenditures†	11	10	10	19	50	1	4	3	14	22
Net interest expense	24	24	23	29	100	10	11	10	21	52
Preferred unit distributions	—	—	—	9	9	—	—	—	—	—
Distributable cash flow	124	140	136	172	572	64	84	102	130	380
Q1 2017 through Q3 2017 financial information has been retrospectively adjusted for acquisitions of businesses under common control. Adjusted EBITDA for all prior periods has been retrospectively adjusted to present our proportional share of equity affiliates’ EBITDA, rather than cash distributions received.

* Difference between cash receipts and revenue recognition.
† Excludes MSLP capital reimbursements and turnaround impacts.